SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 18, 2001



GREENWICH CAPITAL ACCEPTANCE INC., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, providing for the issuance of the Greenwich Capital Acceptance Corp. Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1).

                        GREENWICH CAPITAL ACCEPTANCE INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-34330-02                06-1199884
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD                                                    21044
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (203) 662-2700

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Agreement"), among Greenwwich Capital Acceptance Inc., as the depositor (the "Depositor"), Fifth Third Mortgage Company, as the seller (the "Seller"), Fifth Third Bank, as the servicer (the Servicer"), and The Chase Manhattan Bank as the trustee (the "Trustee").

     On January 18, 2001, and February 20, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions are filed as Exhibit 99.1 and Exhibit 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 18, 2001, as Exhibit 99.1.

                 Statement to Certificateholders on February 20, 2001, as Exhibit 99.2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: March 12, 2001                 By:   /s/ Aranka R. Paul
                                           Aranka R. Paul
                                           Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on January 18, 2001

      99.2     Statement to Certificateholders on February 20, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on January 18, 2001



           Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 January 18, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                              ENDING
           FACE                PRINCIPAL                                                    REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE         PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      332,500,000.00    332,500,000.00   2,287,312.29     1,870,312.50    4,157,624.79       0.00       0.00    330,212,687.71
A2      221,000,000.00    221,000,000.00           0.00     1,197,083.33    1,197,083.33       0.00       0.00    221,000,000.00
AR              100.00            100.00         100.00             0.58          100.58       0.00       0.00              0.00
B1       11,653,000.00     11,653,000.00           0.00        67,604.89       67,604.89       0.00       0.00     11,653,000.00
B2        4,370,000.00      4,370,000.00           0.00        25,352.56       25,352.56       0.00       0.00      4,370,000.00
B3        4,370,000.00      4,370,000.00           0.00        25,352.56       25,352.56       0.00       0.00      4,370,000.00
B4        4,370,000.00      4,370,000.00           0.00        25,352.56       25,352.56       0.00       0.00      4,370,000.00
B5        2,039,000.00      2,039,000.00           0.00        11,829.26       11,829.26       0.00       0.00      2,039,000.00
B6        2,329,524.95      2,329,524.95           0.00        13,514.74       13,514.74       0.00       0.00      2,329,524.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  582,631,624.95    582,631,624.95   2,287,412.29     3,236,402.98    5,523,815.27       0.00       0.00    580,344,212.66
-----------------------------------------------------------------------------------------------------------------------------------
X       553,500,000.00    553,500,000.00           0.00       144,216.43      144,216.43       0.00       0.00    551,212,587.71
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                     BEGINNING                                                           ENDING                         PASS-THRU
CLASS                FACTOR            PRINCIPAL     INTEREST            TOTAL           FACTOR         CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1                   1,000.00000000      6.87913471   5.62500000      12.50413471        993.12086529     A1            6.750000 %
A2                   1,000.00000000      0.00000000   5.41666665       5.41666665      1,000.00000000     A2            6.500000 %
AR                   1,000.00000000  1,000.00000000   5.80000000   1,005.80000000          0.00000000     AR            0.000000 %
B1                   1,000.00000000      0.00000000   5.80150090       5.80150090      1,000.00000000     B1            6.961801 %
B2                   1,000.00000000      0.00000000   5.80150114       5.80150114      1,000.00000000     B2            6.961801 %
B3                   1,000.00000000      0.00000000   5.80150114       5.80150114      1,000.00000000     B3            6.961801 %
B4                   1,000.00000000      0.00000000   5.80150114       5.80150114      1,000.00000000     B4            6.961801 %
B5                   1,000.00000000      0.00000000   5.80150074       5.80150074      1,000.00000000     B5            6.961801 %
B6                   1,000.00000000      0.00000000   5.80150043       5.80150043      1,000.00000000     B6            6.961801 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS               1,000.00000000      3.92600091   5.55480142       9.48080233        996.07399909
-----------------------------------------------------------------------------------------------------------------------------------
X                    1,000.00000000      0.00000000   0.26055362       0.26055362        995.86736714     X             0.311621 %
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                ARANKA PAUL
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                TEL:  212/946-3236
                            EMAIL: ARANKA.PAUL@CHASE.COM


              Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   January 18, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 6.02(a)(iii)       Aggregate Amount of Principal Prepayments                               1,645,759.38
                        Aggregate Amount of Repurchase Proceeds                                         0.00

Sec. 6.02(a)(iv)        Aggregate Servicer Advances                                                     0.00

Sec. 6.02(a)(v)         Number of Outstanding Mortgage Loans                                           1,552
                        Ending Principal Balance of Outstanding Mortgage Loans                580,344,212.66

Sec. 6.02(a)(vi)        Aggregate Amount of Servicing Fees                                        122,114.09

Sec. 6.02(a)(vii)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP 1
                        ----------------------------------------------------------------------
                        Category         Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month            0                    0.00                    0.00 %
                        2 Month            0                    0.00                    0.00 %
                        3 Month            0                    0.00                    0.00 %
                        Total              0                    0.00                    0.00 %
                        ----------------------------------------------------------------------


                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   0                       0.00                  0.00 %
                             ---------------------------------------------------------------


Sec. 6.02(a)(viii)      Aggregate Number of REO Loans                                                      0
                        Aggregate Balance of REO Loans                                                  0.00

Sec. 6.02(a)(ix)        Aggregate Recovered Advances for Current Period                                 0.00

Sec. 6.02(a)(x)         Credit Support Information Based Upon Beginning Balances
                        Class A Percentage                                                         100.00000%
                        Class B Percentage                                                           0.00000%
                        Class A Principal Balance                                             553,500,100.00
                        Class B Principal Balance                                              29,131,524.95
                        Class A Percentage                                                         100.00000%
                        Class A Prepayment Percentage                                              100.00000%
                        B1 Credit Support                                                               3.00%
                        B2 Credit Support                                                               2.25%
                        B3 Credit Support                                                               1.50%
                        B4 Credit Support                                                               0.75%
                        B5 Credit Support                                                               0.40%

Sec. 6.02(a)(xi)        Current Realized Losses                                                         0.00
                        Cumulative Realized Losses                                                      0.00

Sec. 6.02(a)(xiv)       Compensating Interest Shortfall                                                 0.00



                                                                (c) copyright 2000, Chase Manhattan Corporation

                                  Exhibit 99.1

              Monthly Certificateholder Statement on February 20, 2001



           Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 February 20, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                              ENDING
           FACE                PRINCIPAL                                                    REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE         PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      332,500,000.00    330,212,687.71   6,639,316.40     1,857,446.37    8,496,762.77       0.00       0.00    323,573,371.31
A2      221,000,000.00    221,000,000.00           0.00     1,197,083.33    1,197,083.33       0.00       0.00    221,000,000.00
AR              100.00              0.00           0.00             0.00            0.00       0.00       0.00              0.00
B1       11,653,000.00     11,653,000.00           0.00        67,632.56       67,632.56       0.00       0.00     11,653,000.00
B2        4,370,000.00      4,370,000.00           0.00        25,362.93       25,362.93       0.00       0.00      4,370,000.00
B3        4,370,000.00      4,370,000.00           0.00        25,362.93       25,362.93       0.00       0.00      4,370,000.00
B4        4,370,000.00      4,370,000.00           0.00        25,362.93       25,362.93       0.00       0.00      4,370,000.00
B5        2,039,000.00      2,039,000.00           0.00        11,834.10       11,834.10       0.00       0.00      2,039,000.00
B6        2,329,524.95      2,329,524.95           0.00        13,421.34       13,421.34       0.00       0.00      2,329,524.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  582,631,624.95    580,344,212.66   6,639,316.40     3,223,506.49    9,862,822.89       0.00       0.00    573,704,896.26
-----------------------------------------------------------------------------------------------------------------------------------
X       553,500,000.00    551,212,587.71           0.00       144,160.29      144,160.29       0.00       0.00    544,573,271.31
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                     BEGINNING                                                           ENDING                         PASS-THRU
CLASS                FACTOR            PRINCIPAL     INTEREST            TOTAL           FACTOR         CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1                     993.12086529     19.96786887   5.58630487      25.55417374        973.15299642     A1            6.750000 %
A2                   1,000.00000000      0.00000000   5.41666665       5.41666665      1,000.00000000     A2            6.500000 %
AR                       0.00000000      0.00000000   0.00000000       0.00000000          0.00000000     AR            0.000000 %
B1                   1,000.00000000      0.00000000   5.80387540       5.80387540      1,000.00000000     B1            6.964650 %
B2                   1,000.00000000      0.00000000   5.80387414       5.80387414      1,000.00000000     B2            6.964650 %
B3                   1,000.00000000      0.00000000   5.80387414       5.80387414      1,000.00000000     B3            6.964650 %
B4                   1,000.00000000      0.00000000   5.80387414       5.80387414      1,000.00000000     B4            6.964650 %
B5                   1,000.00000000      0.00000000   5.80387445       5.80387445      1,000.00000000     B5            6.964650 %
B6                   1,000.00000000      0.00000000   5.76140642       5.76140642      1,000.00000000     B6            6.964650 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 996.07399909     11.39539310   5.53266653      16.92805963        984.67860599
-----------------------------------------------------------------------------------------------------------------------------------
X                      995.86736714      0.00000000   0.26045220       0.26045220        983.87221556     X             0.314884 %
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                ARANKA PAUL
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                TEL:  212/946-3236
                            EMAIL: ARANKA.PAUL@CHASE.COM


              Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   February 20, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 6.02(a)(iii)       Aggregate Amount of Principal Prepayments                               6,019,491.60
                        Aggregate Amount of Repurchase Proceeds                                         0.00

Sec. 6.02(a)(iv)        Aggregate Servicer Advances                                                     0.00

Sec. 6.02(a)(v)         Number of Outstanding Mortgage Loans                                           1,537
                        Ending Principal Balance of Outstanding Mortgage Loans                573,704,896.26

Sec. 6.02(a)(vi)        Aggregate Amount of Servicing Fees                                        120,905.04

Sec. 6.02(a)(vii)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP 1
                        ----------------------------------------------------------------------
                        Category         Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month           11            4,433,813.46                    0.77 %
                        2 Month            1              593,770.27                    0.10 %
                        3 Month            0                    0.00                    0.00 %
                        Total             12            5,027,583.73                    0.87 %
                        ----------------------------------------------------------------------


                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   0                       0.00                  0.00 %
                             ---------------------------------------------------------------


Sec. 6.02(a)(viii)      Aggregate Number of REO Loans                                                      0
                        Aggregate Balance of REO Loans                                                  0.00

Sec. 6.02(a)(ix)        Aggregate Recovered Advances for Current Period                                 0.00

Sec. 6.02(a)(x)         Credit Support Information Based Upon Beginning Balances
                        Class A Percentage                                                         100.00000%
                        Class B Percentage                                                           0.00000%
                        Class A Principal Balance                                             551,212,687.71
                        Class B Principal Balance                                              29,131,524.95
                        Class A Percentage                                                         100.00000%
                        Class A Prepayment Percentage                                              100.00000%
                        B1 Credit Support                                                               3.01%
                        B2 Credit Support                                                               2.26%
                        B3 Credit Support                                                               1.51%
                        B4 Credit Support                                                               0.75%
                        B5 Credit Support                                                               0.40%


Adjustments for the February 20th Distribution
   January Distribution's overpayment to the X class by the amount of a portion of the Trustee Fee    479.56
   Trustee Fee for February 20th Distribution                                                       1,688.61


Sec. 6.02(a)(xi)        Current Realized Losses                                                         0.00
                        Cumulative Realized Losses                                                      0.00

Sec. 6.02(a)(xiv)       Compensating Interest Shortfall                                                 0.00



                                                                (c) copyright 2000, Chase Manhattan Corporation

